UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 6, 2006

                   AFTERSOFT GROUP, INC. f/k/a W3 Group, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-27083                   84-1108035
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

        Savannah House 5th Floor 11Charles II Street
                    London SW1Y 4AU UK                            83728
          (Address of principal executive offices)              (Zip Code)

               60 East 42nd Street, Suite 1163
                        New York, NY                              10165
(Former name or former address if changed since last report)

                                   (Zip Code)
                                +44 207 451 2468
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Mssrs. Robert Gordon, William C Hayde and Joseph J Messina have resigned as Directors of the Company to pursue other interests.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WE AFTERSOFT GROUP, INC.[f/k/a W3 Group, Inc.]

                                              By   /s/ Ian Warwick
                                                   -----------------------------
                                                   Ian Warwick
                                                   Chief Executive and President

Date: January 6, 2005